CONSULTING AGREEMENT
                              --------------------


     THIS AGREEMENT, made as of the 6th day of May, 2005, by and between Apogee Business Consultants, LLC, a Nevada limited liability corporation (hereinafter referred to as "Consultant") and Taylor Madison Corp., a Florida corporation and its wholly owned subsidiary, Telzuit Technologies, Inc., located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (hereinafter referred to as the "Company").

     WHEREAS, the Company desires to obtain the benefit of the services of Consultant as a consultant in connection with mergers, acquisitions, transactions relating to the NASD, to NASDAQ qualification and/or reporting requirements with the Securities and Exchange Commission, and transactions of a similarly related nature; and

     WHEREAS,  Consultant  desires  to  render  such  services  to  the Company.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and the acts herein described, it is agreed between the parties as follows:

     1.     Term  of  Agreement.  The  Company  hereby  engages  and  retains
            -------------------
Consultant and Consultant hereby agrees to render consulting services to the Company for a period of six months commencing on May 6, 2005 and ending on October 6, 2005.

     2.     Services  to be Rendered.  The services to be rendered by Consultant
            ------------------------
shall consist of business advice concerning opinions desired by the Company from Consultant on matters in connection with the operation of the business of the Company and as further outlined in the attached Exhibit "A". Consultant shall have the sole discretion as to the form, manner and place in which said advice shall be given, and shall at no time be under any obligation whatsoever to render a written opinion or report in connection with any advice it may give to the Company concerning any matters of the Company with regard to its business. An oral opinion by Consultant to the Company shall be considered sufficient compliance with the requirements of this paragraph. At the Company's request, Consultant shall also seek out, meet with and negotiate with companies and other entities to be considered for mergers with, or acquisition by, the Company. Consultant, when reasonably requested by the Company, shall devote only such time as Consultant may deem necessary to the matters of the Company, and shall not by this agreement be prevented or barred from rendering services of the same or similar nature, as herein described, or services of any nature whatsoever for or on behalf of persons, firms or corporations other than the Company.

     3.     Consideration.  As  consideration  for  the  Consultant's  services
            -------------
hereunder, Consultant shall receive a consulting fee of $10,000 per month, for the five month period. This amount shall be paid $25,000 upon execution of this Agreement and $25,000 within 15 days of the above date.

     4.     Consideration  for  Other  Services.  In  addition  to  the payments
            -----------------------------------
provided by paragraph three above, on all acquisitions, mergers, or other similar business combinations that the Company may consummate during the term of this Agreement, which were introduced or initiated directly or indirectly by Consultant or for which the Company requested the Consultant's assistance or participation, the Company shall pay Consultant an amount negotiated between the Company and the Consultants prior to the Consultant performing any such work. Such payment will take into account the form of the transaction and the types of consideration being conveyed.

     5.       Consideration  for Other Services after Termination.  In the event
              ---------------------------------------------------
that Consultant has introduced or initiated an acquisition, merger or other business combination during the effective period of this Agreement or in the event that the Company has requested the Consultant to assist with or participate in an acquisition, merger or other business combination during the effective period of this Agreement, and a closing shall take place after the termination of this Agreement, payment shall be made to Consultant on the basis set forth in paragraph 5 hereof, with the same force and effect as if this Agreement had not in effect been terminated.

     6.     Exclusions.  This  Agreement  specifically  excludes  financial
            ----------
responsibility by Consultant for any fees incurred on behalf of the Company related to legal, accounting, printing, filing, shipping, or any other ancillary costs which may be incurred to consummate transactions for the Company. The Consultant agrees to inform the Company's management of all foreseeable fees and the Company agrees to pay the incurred fees as directed by the Consultant.

     7.     Entire  Agreement.  This instrument contains the entire agreement of
            -----------------
the parties. There are no representations or warranties other than as contained herein. The Company shall indemnify and hold harmless the Consultant from and against any losses, claims, damages or liabilities related to or arising out of, any services rendered to the Company pursuant to the terms of this Agreement. No waiver or modification hereof shall be valid unless executed in writing with the same formalities as this Agreement. Waiver of the breach of any term or condition of this Agreement shall not be deemed a waiver of any other or subsequent breach, whether of like or of a different nature.

     8.     Florida  Law.  This  Agreement  shall  be construed according to the
            ------------
laws of the State of Florida (exclusive of the conflicts of law provisions thereof) and shall be binding upon the parties hereto, their successors and assigns.

     9.     Venue.  The  Consultant and the Company each agree that any legal or
            -----
equitable action or proceeding with respect to this Agreement shall be brought in any Federal or State court of competent jurisdiction located in the County of Hillsborough, City of Tampa, and, by execution and delivery of this Agreement, each accepts for themselves and their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and any related appellate court with respect to this Agreement, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement, and irrevocably waive any obligation they may not or hereafter have as to the venue of any such action or proceeding brought in such a court or that such court is an inconvenient forum. The Company and the Consultant each consent to the service of process of any of the aforementioned courts in any such action or proceeding by mailing of copies thereof by registered mail, postage prepaid, such service to become effective three business days after such mailing. In any such proceeding, the prevailing party shall be entitled to an award of fees and disbursements of counsel.

     10.     Waive Jury Trial.  The Company and the Consultant each hereby waive
             ----------------
trial by jury in any judicial proceeding brought by either of them with respect to this agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                              APOGEE  BUSINESS  CONSULTANTS,  LLC


                              By:
                                  --------------------------------
                                   D.  Jerry  Diamond  President


                              TAYLOR  MADISON  CORP.
                              and  its  wholly  owned  subsidiary,
                              TELZUIT  TECHNOLOGIES,  INC.


                              By:
                                  --------------------------------
                                   Donald  Sproat,  President

                                    EXHIBIT A


                                  SCOPE OF WORK


1.   To  Assist  the  Company  in  obtaining  a  listing  on  the  OTCBB.

2. To assist the Company and legal counsel with preparation of documents including, but not limited to, definitive agreements, plan(s) of reorganization, board resolutions, registration statements (Forms S-8 and SB-2), information statements 14(f)1 and DEF 14C, directors and officers questionnaires, Forms 3 and 4, Schedules 13D, and Forms 8-K, 10-QSB and 10-KSB.

3.   To assist in the electronic filing (through EDGAR) of documents outlined in
     Item 2 above, and others as may be required by regulations promulgated by the Securities and Exchange Commission or stock exchange; and the printing of stock certificates per the Company's desire.

4.   To  prepare  and  file  such  other documents as necessary for the Company.

5.   To  review  and  advise  on  press  releases.

6. To assist the Company in transactions involving the Company's transfer agent and others regarding the issuance of shares, shareholder lists, mailing of information statements, obtaining NOBO listings, DTC reports, etc.

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